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                                                                 EXHIBIT 10(hh)

                            AMENDMENT NUMBER TWO TO
                          LOAN AND SECURITY AGREEMENT


                 This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of August 12, 1997, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and FRI-MRD Corporation, a Delaware corporation ("FRI-MRD"), El Torito Restaurants, Inc., a Delaware corporation ("El Torito"), and Chi-Chi's, Inc., a Delaware corporation ("Chi-Chi's"), on the other hand, with reference to the following facts:

         A. Foothill, on the one hand, and El Torito, Chi-Chi's, FRI-MRD, and certain of their Affiliates, on the other hand, heretofore have entered into that certain Loan and Security Agreement, dated as of January 10, 1997 (as heretofore amended, supplemented, or otherwise modified, the "Loan Agreement");

         B. El Torito and Chi-Chi's (individually and collectively, jointly and severally, "Borrower") and FRI-MRD have requested Foothill consent to (a) FRI-MRD's issuance of new Senior Discount Notes in the principal amount of up to $75,000,000, and (b) the divestiture of up to 40 existing Chi-Chi's restaurant locations without any requirement for the application of any resulting net proceeds from the divestitures to the Obligations to Foothill under the Loan Agreement;

         C. Borrower and FRI-MRD have requested Foothill to amend the Loan Agreement to permit the forgoing transactions, as set forth in this Amendment;

         D. Foothill is willing to so amend the Loan Agreement in accordance with the terms and conditions hereof; and

         E. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.


                 NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill, Borrower and FRI- MRD hereby agree as follows:

                 1.       Amendments to the Loan Agreement.

                          a.      Section 1.1 of the Loan Agreement hereby is
amended by adding or modifying, as the case may be, the following definitions:








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                          "Chi-Chi's Specified Assets" means the properties or
         assets directly related to the operation of restaurants of Chi-Chi's identified on the Amended and Restated Schedule C-1.

                          "Release Condition" means that (a) no Default or Event of Default has occurred and is continuing or would result therefrom, (b) in all cases other than Asset Dispositions of the Dinnerhouse Assets or the Chi-Chi's Specified Assets, FRI-MRD or its Subsidiary is receiving at least fair value for the property or assets that are the subject of the Asset Disposition, and (c) in all cases other than the Chi-Chi's Specified Assets, following such Asset Disposition, the subject properties or assets are not to be the subject of a lease (other than in connection with a Permitted Sale and Lease-back) by FRI-MRD or any of its Subsidiaries.

                          "Second Amendment" means that certain Amendment Number Two to Loan and Security Agreement, dated as of August 12, 1997, between Foothill, Borrower and FRI-MRD.

                          "Second Amendment Closing Date" means the date on which all conditions precedent to the Second Amendment are satisfied pursuant to the terms of the Second Amendment.

                          "Senior Discount Notes" shall mean the issuance by FRI-MRD of senior, unsecured obligations which rank pari-passu with all existing and future unsecured, unsubordinated debt of FRI-MRD, in an amount not to exceed $75,000,000.

                          "Senior Discount Note Agreement" shall mean the Note Agreement, dated August 12, 1997, entered into between FRI-MRD and each of the purchasers referred to therein in connection with the issuance of the Senior Discount Notes by FRI-MRD, and any other note agreement providing for the issuance of the Senior Discount Notes.

                          b. Section 2.11 of the Loan Agreement hereby is amended by adding the following subsection thereto:

                          (f) Second Amendment Fee. A one time fee of $100,000 which is earned, in full, on the Second Amendment Closing Date and is due and payable to Foothill in connection with this Agreement on the Second Amendment Closing Date.

                          c. Section 7.1(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                          (b) Indebtedness set forth on the Amended and Restated Schedule


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7.1;

                          d. Section 7.8 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                          7.8     PREPAYMENTS AND AMENDMENTS.

                                  (a)      Except in connection with a
         refinancing permitted by Section 7.1(h), prepay, redeem, retire, defease, purchase, or otherwise acquire the Senior Discount Notes, provided, however, that so long as no Blockage Event Exists, FRI-MRD may prepay, redeem, retire, defease, purchase, or otherwise acquire the Senior Discount Notes, and

                                  (b)      Directly or indirectly, amend,
         modify, alter, increase, or change any of the terms or conditions of the Senior Discount Note Agreement without the prior written consent of Foothill.

                          e.      Schedule C-1 of the Loan Agreement is hereby
amended, restated, and replaced in its entirety by the Amended and Restated Schedule C-1 attached hereto.

                          f.      Schedule 7.1 of the Loan Agreement is hereby
amended, restated, and replaced in its entirety by the Amended and Restated
Schedule 7.1 attached hereto.

                 2. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

                          a.      Foothill shall received and have completed a
satisfactory review of the Senior Discount Note Agreement and any such other agreements and/or documents related to the Senior Discount Notes as are requested by Foothill in its reasonable discretion;

                          b.      Foothill shall have received each of the
following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                                  (1)      this Amendment;

                                  (2)      the Reaffirmation and Consent (as
                                           hereinafter defined); and

                                  (3)      a copy of the Senior Discount Note
                                           Agreement, certified


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                                  by the Secretary of FRI-MRD as being true,
                                  correct, and complete.

                          c.      Foothill shall have received evidence
satisfactory to it that, contemporaneously with the Second Amendment Closing Date, FRI-MRD shall receive the proceeds pursuant to each issuance of the Senior Discount Notes;

                          d.      Foothill shall have received an opinion of
counsel from the counsel of Borrower, FRI-MRD, and the other Guarantors, in the form of that attached hereto as Exhibit 2(e).

                          e.      The representations and warranties in this
Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                          f.      After giving effect hereto, no Event of
Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                          g.      No injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, any Guarantor, Foothill, or any of their Affiliates;

                          h.      No material adverse change shall have
occurred in the financial condition of Borrower, FRI-MRD, any Guarantor, or in the value of the Collateral;

                          i.      Foothill shall have received the Second
Amendment Fee of $100,000;

                          j.      All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.

                 3. Consent to Senior Discount Notes. Pursuant to the terms and conditions of the Loan Agreement and this Amendment, Foothill hereby
(i) consents to the incurrence by FRI-MRD of up to $75,000,000 in aggregate principal amount of Indebtedness on the terms set forth in the Senior Discount Notes and the Senior Discount Note Agreement, and (ii) agrees that such Indebtedness shall constitute permitted indebtedness pursuant to Section 7.1(b) of the Loan Agreement as amended by this Amendment.


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                 4.       Permitted Chi-Chi's Divestitures.  Pursuant to the
terms and conditions of the Loan Agreement and this Amendment, Foothill hereby consents to disposition of up to 40 additional Chi-Chi's restaurant locations, as such are identified as Chi-Chi's Specified Assets on the Amended and Restated Schedule C-1.

                 5. Representations and Warranties. Each of Borrower and FRI-MRD hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute Borrower's and FRI-MRD's legal, valid, and binding obligation, enforceable against Borrower and FRI-MRD in accordance with its terms.

                 6. Reaffirmation and Consent. Concurrently herewith, FRI-MRD and Borrower shall cause each Guarantor to execute and deliver to Foothill the Reaffirmation and Consent attached hereto as Exhibit A (the "Reaffirmation and Consent").

                 7. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

                 8. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                 9.       Miscellaneous.

                          a.      Upon the effectiveness of this Amendment,
each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.


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                          b.      Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.











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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first written above.


                                          FRI-MRD CORPORATION,
                                          a Delaware corporation



                                          By__________________________________
                                            Title:____________________________



                                          EL TORITO RESTAURANTS, INC.,
                                          a Delaware corporation



                                          By__________________________________
                                            Title:____________________________


                                          CHI-CHI'S, INC.,
                                          a Delaware corporation



                                          By__________________________________
                                            Title:____________________________



                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation



                                          By__________________________________
                                            Title:____________________________













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                                   EXHIBIT  A

                           Reaffirmation and Consent

                                        All capitalized terms used herein but
not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Two to Loan and Security Agreement, dated as of August 12, 1997 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.


         FAMILY RESTAURANTS, INC.,
         a Delaware corporation
         FRI-MRD CORPORATION,
         a Delaware corporation
         FRI-ADMIN CORPORATION,
         a Delaware corporation





                                      -S-2-

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         EL TORITO FRANCHISING COMPANY,
         a Delaware corporation
         CCMR OF TIMONIUM, INC.,
         a Delaware corporation
         CCMR OF MARYLAND, INC.,
         a Delaware corporation
         CHI-CHI'S OF KANSAS, INC.,
         a Kansas corporation
         CHI-CHI'S OF GREENBELT, INC.,
         a Kentucky corporation
         CHI-CHI'S FRANCHISE OPERATIONS CORPORATION, a Kentucky corporation
         CCMR OF CATONSVILLE, INC.,
         a Kentucky corporation
         CCMR OF GREENBELT, INC.,
         a Kentucky corporation
         CCMR OF RITCHIE HIGHWAY, INC.,
         a Kentucky corporation
         CHI-CHI'S MANAGEMENT CORPORATION,
         a Kentucky corporation
         CCMR OF HARFORD COUNTY, INC.,
         a Kentucky corporation
         CHI-CHI'S OF SOUTH CAROLINA, INC.,
         a Kentucky corporation
         MAINTENANCE SUPPORT GROUP, INC.,
         a Kentucky corporation
         CCMR OF FREDERICK, INC.,
         a Kentucky corporation
         CCMR OF INNER HARBOR, INC.,
         a Kentucky corporation
         CHI-CHI'S OF WEST VIRGINIA, INC.,
         a Kentucky corporation
         CCMR ADVERTISING AGENCY, INC.,
         a Kentucky corporation













                                      -S-3-


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         CCMR OF GOLDEN RING, INC.,
         a Kentucky corporation


         By _________________________________

         Title: _____________________________


         CCMR OF CUMBERLAND, INC.,
         a Kentucky corporation


         By _________________________________

         Title: Authorized Signatory

























                                     -S-4-


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                       Amended and Restated Schedule C-1

                           CHI-CHI'S SPECIFIED ASSETS

[TO BE PREPARED BY BORROWER ON THE BASIS OF EXISTING SCHEDULE C-1 TO THE LOAN AGREEMENT, REFLECTING 7 CHI-CHI'S LOCATIONS LISTED ON THE EXISTING SCHEDULE PLUS THE 40 LOCATIONS WHICH ARE TO BE DISPOSED OF PURSUANT TO THIS AMENDMENT.]



















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                       Amended and Restated Schedule 7.1

                                  INDEBTEDNESS

[TO BE PREPARED BY BORROWER ON THE BASIS OF EXISTING SCHEDULE 7.1 TO THE LOAN AGREEMENT, REFLECTING THE CURRENT BALANCES FOR ALL EXISTING SCHEDULED DEBT AS OF JUNE 30, 1997 AND INCORPORATING THE SENIOR DISCOUNT NOTES IN THE AMOUNT OF $75,000,000.]